UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

ANN INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square

New York, New York 10036

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Names or Former Addresses, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On March 11, 2014, ANN INC. (the “Company”) approved a realignment of its organization designed to position the Company for accelerated growth and efficiency. In particular, the Company is realigning its organization with an integrated stores/e-commerce structure to accelerate the Company’s strategic growth agenda and overall financial performance.

In connection with the realignment, the Company plans to streamline its operations, eliminating approximately 100 positions from its corporate workforce. As a result, the Company expects to incur a pre-tax restructuring charge of approximately $15 million during the first quarter of fiscal 2014 for cash expenses for severance and other related costs.

The above estimated costs and charges are preliminary and may vary materially based on various factors, including timing in execution of the realignment and changes in management’s assumptions and projections.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the organizational realignment of the Company, Brian E. Lynch, Brand President, Ann Taylor division, will be leaving the Company effective March 15, 2014.

(c) On March 14, 2014, the Company announced the appointment of Gary Muto to the position of President, ANN INC. Brands.

Mr. Muto, age 54, has been Brand President of the LOFT division since 2008. Previously, from 2007 to 2008, he was President of Gap Adult and GapBody, a division of Gap, Inc., and from 2005 to 2007, he was President of Forth & Towne, also a division of Gap, Inc. From 2002 to 2005, Mr. Muto was President of Gap, N.A., and from 2001 to 2002, he was President of the Banana Republic division of Gap, Inc.

In connection with Mr. Muto’s promotion, he received an adjustment to his compensation to reflect his increased responsibility and enhanced leadership position, including a grant of restricted shares of the Company’s common stock with a fair market value of $2,000,000, which will vest in three equal annual installments on the third, fourth and fifth anniversaries of the grant date, subject in each case to his continued employment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of ANN INC. dated March 14, 2014

Forward-Looking Disclosures

Certain sections of this Form 8-K contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements may use the words “expect,” “anticipate,” “plan,” “intend,” “project,” “may,” “believe” and similar expressions. Forward-looking statements also include representations of the expectations or beliefs of Company concerning future events that involve risks and uncertainties, including:

•	the Company’s ability to anticipate and respond to changing client preferences and fashion trends and provide a balanced assortment of merchandise that satisfies client demands in a timely manner;

•	the effectiveness of the Company’s brand awareness and marketing programs, its ability to maintain brand image, engage new and existing clients and gain market share;

•	the effect of competitive pressures from other retailers;

•	the Company’s reliance on key management and its ability to hire, retain and develop qualified associates;

•	the Company’s ability to successfully optimize implementation of our omni-channel retail strategy and maintain a relevant and reliable omni-channel experience for our clients;

•	the Company’s ability to manage inventory levels and changes in merchandise mix as well as optimize the operational aspects of our omni-channel fulfillment strategy;

•	the Company’s ability to successfully upgrade and maintain its information systems in a timely and secure manner to support the needs of the organization and to operate in accordance with its business continuity plan in the event of a disruption;

•	the performance and operation of the Company’s websites and the risks associated with Internet sales;

•	the impact of a privacy breach and the resulting effect on the Company’s business and reputation;

•	the Company’s reliance on third-party manufacturers and key vendors, including operational risks such as reduced production capacity, errors in complying with merchandise specifications, insufficient quality control and failure to meet production deadlines;

•	the impact of fluctuations in sourcing costs, in particular, increases in the costs of raw materials, labor and transportation;

•	the Company’s reliance on foreign sources of production and the associated risks of doing business in foreign markets;

•	the Company’s dependence on its Louisville distribution center and third-party distribution and transportation providers;

•	the Company’s ability to successfully execute brand goals, objectives and new concepts and strategies, including international expansion;

•	the Company’s ability to secure and protect trademarks and other intellectual property rights;

•	a significant change in the regulatory environment applicable to the Company’s business and the Company’s ability to comply with legal and regulatory requirements;

•	the effect of general economic conditions on consumer spending and the Company’s liquidity and capital resources;

•	the impact of fluctuations in sales and profitability on the Company’s stock price;

•	the potential impact of natural disasters, extreme weather, public health concerns, acts of war or terrorism in the United States or worldwide;

•	the failure by independent manufacturers to comply with the Company’s social compliance program requirements or applicable laws and regulations;

•	the Company’s ability to successfully manage store growth and optimize the productivity and profitability of its store portfolio;

•	the Company’s dependence on shopping malls and other retail centers to attract clients and the impact of potential consolidation of commercial and retail landlords on the Company’s ability to negotiate favorable rental terms; and

•	the effect of tax matters on our business operations.

Further description of these risks and uncertainties and other important factors are set forth in the Company’s latest Annual Report on Form 10-K, including but not limited to Item 1A – Risk Factors and Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations therein, and in the Company’s other filings with the SEC. Although these forward-looking statements reflect the Company’s current expectations concerning future events, actual results may differ materially from current expectations or historical results. The Company does not assume any obligation to publicly update or revise any forward-looking statements at any time for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANN INC.

Date: March 14, 2014	By:	/s/ Michael J. Nicholson
Michael J. Nicholson
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of ANN INC. dated March 14, 2014